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                                                                   Exhibit 10.18

                         SERVICES AND SUPPORT AGREEMENT


         This Services and Support Agreement ("Agreement"), dated as of July __, 1999, is made and entered into by and between GENCORP INC., an Ohio corporation ("GenCorp"), and OMNOVA SOLUTIONS INC., an Ohio corporation ("Omnova") which, as of the date hereof, is a wholly-owned subsidiary of GenCorp.

                                   WITNESSETH:

         WHEREAS, the Board of Directors of GenCorp has determined that it is advisable to distribute substantially all of the stock of Omnova to its shareholders in a transaction intended to qualify under Section 355 of the Internal Revenue Code (variously, the "Distribution" or the "Spin-Off");

         WHEREAS, GenCorp and Omnova are entering into a Distribution Agreement (the "Distribution Agreement") which, among other things, together with the exhibits thereto, sets forth the principal corporate transactions required to effect the Distribution and sets forth other agreements that will govern certain other matters following the Distribution; and

         WHEREAS, in connection with the Distribution, GenCorp and Omnova have agreed to enter into this Agreement in order for Omnova and GenCorp each to assist the other by providing to the other certain services and support not otherwise specified in any of the Other Agreements (as defined in the Distribution Agreement);

         NOW THEREFORE, in consideration of these premises and the mutual promises and conditions contained herein, GenCorp and Omnova hereby agree as follows:


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                                    ARTICLE I

                                      TERM

         1.1 TERM OF THE AGREEMENT. The term of this Agreement shall be from the date hereof (the "Effective Date") to and including the later of (i) the second anniversary of the Distribution, and (ii) October 31, 2001, although the actual duration of specific services may be for a shorter period as mutually determined by GenCorp and Omnova (the "Term"). The Term may be extended by the mutual agreement of GenCorp and Omnova.

                                   ARTICLE II

                                    SERVICES

         2.1 SERVICES PROVIDED BY OMNOVA. Omnova shall provide to GenCorp during the Term of this Agreement the services listed on Schedule A attached hereto (collectively, the "Services"). The Services are based on the understanding of the parties hereto of the support and administrative services reasonably required by GenCorp at the date of this Agreement. If, following the Distribution, GenCorp reasonably determines that additional services consistent with the recent historical practice of GenCorp should be provided by Omnova, the parties agree to negotiate in good faith to modify this Agreement appropriately with respect to such additional services, together with such additional services as, from time to time, the parties hereto mutually agree in writing to be provided hereunder. In the event the parties agree that GenCorp shall provide such additional services, the parties hereto further agree that such agreement to provide such additional services shall also amend Schedule A hereto to reflect such agreement of the parties.

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         2.2 PAYMENT FOR SERVICES PROVIDED BY OMNOVA. (a) GenCorp shall pay
Omnova on a monthly basis, for Services provided to GenCorp by Omnova hereunder,
(i) amounts specified as "Costs Allocated to GenCorp" on Schedule A, (ii) reasonable direct expenses incurred by Omnova in connection with providing Services, (iii) benefit claims of GenCorp employees under GenCorp's unfunded benefit plans, and (iv) charges by third party service providers which are attributable to services provided to or for GenCorp.

                  (b) Charges for the services shall be invoiced on or about the tenth (10th) day of the calendar month next following the calendar month in which the Services have been performed, and such invoice shall be paid within thirty (30) days following receipt thereof.

         2.3 SERVICES PROVIDED BY GENCORP. GenCorp shall provide to Omnova during the Term of this Agreement the services listed on Schedule B attached hereto (collectively, the "Services"). The Services are based on the understanding of the parties hereto of the support and administrative services reasonably required by Omnova at the date of this Agreement. If, following the Distribution, Omnova reasonably determines that additional services consistent with the recent historical practice of Omnova should be provided by GenCorp, the parties agree to negotiate in good faith to modify this Agreement appropriately with respect to such additional services, together with such additional services as, from time to time, the parties hereto mutually agree in writing to be provided hereunder. In the event the parties agree that Omnova shall provide such additional services, the parties hereto further agree that such agreement to provide such additional services shall also amend Schedule B hereto to reflect such agreement of the parties.

         2.4      PAYMENT FOR SERVICES PROVIDED BY GENCORP.



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                  (a) Omnova shall pay GenCorp on a monthly basis, for Services provided to Omnova by GenCorp hereunder, (i) amounts specified as "Costs Allocated to Omnova" on Schedule B, (ii) reasonable direct expenses incurred by GenCorp in connection with providing Services, (iii) benefit claims of Omnova employees under Omnova's unfunded benefit plans, and (iv) charges by third party service providers which are attributable to services provided to or for Omnova.

                  (b) Charges for the services shall be invoiced on or about the tenth (10th) day of the calendar month next following the calendar month in which the Services have been performed, and such invoice shall be paid within thirty (30) days following receipt thereof.

                                   ARTICLE III

                                   TERMINATION

         3.1 AUTOMATIC TERMINATION. This Agreement automatically shall terminate at the conclusion of the Term unless such Term is extended in accordance with
Section 1.1 hereto.

         3.2 TERMINATION WITH NOTICE. If either GenCorp or Omnova (the "Defaulting Party") shall fail adequately to perform in any material respect any of its material obligations under this Agreement, whether voluntarily or involuntarily, the other may terminate this Agreement upon one hundred twenty
(120) days' written notice to the Defaulting Party that it has so failed to perform its obligations under this Agreement, unless during such period the Defaulting Party shall have remedied such failure.

         3.3 MUTUAL COOPERATION AND ADDITIONAL ASSUMPTIONS. Prior to the termination of this Agreement, the parties shall work together in good faith to facilitate an orderly transition of responsibility for the Services, and each party shall deliver to the other party copies of such



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documents, records and information as are necessary to achieve such transition.
Upon the termination of this Agreement, each party promptly shall deliver to the other party copies of all remaining documents, records and information in such party's possession that may be necessary for the other party to assume complete internal responsibility for all of the Services.

                                   ARTICLE IV

                                     GENERAL

         4.1 NON-WAIVER. The failure of either party to enforce at any time or for any of the provisions hereof shall not be construed to be a waiver of such provisions or of the right of such party thereafter to enforce each and every such provision.

         4.2 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be delivered by hand, mailed by registered or certified mail (return receipt requested), or sent by telecopy or by a recognized overnight courier service, to the parties at the following addresses (or such other addresses for a party as shall be specified by like notice) and shall be deemed given on the date on which such notice is received:

         To Omnova at:     Omnova Solutions Inc.
                           175 Ghent Road
                           Fairlawn, Ohio 44333-3300
                           Attention:  General Counsel
                           Fax Number:      330-869-4272

         To GenCorp at:    GenCorp Inc.
                           P. O. Box 13222
                           Attention:  General Counsel
                           Fax Number:      916-351-8665

         4.3 GOVERNING LAW. This Agreement shall be governed by and enforced in accordance with the internal laws of the State of Ohio, without regard to the conflicts of law principles thereof.



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         4.4 LEVEL OF SERVICE. Omnova and GenCorp each severally undertake to use the same degree of care in rendering services under this Agreement as it respectively utilizes in rendering such services for its own operations.

         4.5 SEVERABILITY. In the event any provision of this Agreement or portion thereof is found to be wholly or partially invalid, illegal or unenforceable in any judicial proceeding, then such provision shall be deemed to be modified or restricted to the extent and in the manner necessary to render the same valid and enforceable or shall be deemed excised from this Agreement, as the case may require, and this Agreement shall be construed and enforced to the maximum extent permitted by law as if such provision had been originally incorporated herein as so modified or restricted, or as if such provision had not been originally incorporated herein, as the case may be.

         4.6 ENTIRE AGREEMENT. This Agreement supersedes and cancels any and all previous agreements, written or oral, between the parties relating to the subject matter hereof. This Agreement and the Other Agreements expresses the complete and final understanding of the parties with respect to the subject matter thereto and may not be changed in any way, except by an instrument in writing signed by both parties.

         4.7 ASSIGNMENT. Neither of the parties shall assign any of its rights or obligations under this Agreement without the prior written consent of the other party, which consent shall not unreasonably be withheld.

         IN WITNESS WHEREOF, the parties have hereunto signed this Agreement as of the day and year first above written.

                                             GENCORP INC.


                                             By:
                                                --------------------------



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                                             Name:
                                                  ------------------------

                                             Title:
                                                   -----------------------


                                             OMNOVA SOLUTIONS INC.


                                             By:
                                                --------------------------

                                             Name:
                                                  ------------------------

                                             Title:
                                                   -----------------------



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